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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              WHITMAN CORPORATION
             (Exact name of registrant as specified in its charter)


               Date of Report (Date of earliest event reported):
                                April 22, 1999

                                   Delaware
                (State or other jurisdiction of incorporation)


         001-4710                                         36-6076573
 (Commission File Number)                      (IRS Employer Identification No.)


          3501 Algonquin Road
       Rolling Meadows, Illinois                                    60008
(Address of principal executive offices)                          (Zip Code)


              Registrant's telephone number, including area code:
                                (314) 291-2000
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits
     --------

     4. Form of Supplemental Indenture between Whitman Corporation and the First National Bank of Chicago, as trustee

     23.    Consent of KPMG LLP

     99.1   New Whitman Unaudited Pro Forma Combined Financial Information

     99.2   Pepsico Bottling Operations Combined Financial Statements
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    WHITMAN CORPORATION



Date: April 22, 1999                By: /s/ William B. Moore
                                        ____________________________
                                            William B. Moore
                                            Senior Vice President, Secretary and
                                            General Counsel